UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        May 20, 2014

State or Other Jurisdiction of Incorporation	Exact Name of Registrant as specified in its Charter, Address of Principal Executive Offices, Zip Code and Telephone Number (Including Area Code)	Commission File Number	IRS Employer Identification No.

Delaware	PEPCO HOLDINGS, INC. 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202)872-2000	001-31403	52-2297449

District of Columbia and Virginia	POTOMAC ELECTRIC POWER COMPANY 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202)872-2000	001-01072	53-0127880

Delaware and Virginia	DELMARVA POWER & LIGHT COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202)872-2000	001-01405	51-0084283

New Jersey	ATLANTIC CITY ELECTRIC COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202)872-2000	001-03559	21-0398280

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS COMBINED FORM 8-K IS BEING SEPARATELY FILED BY EACH OF PEPCO HOLDINGS, INC., POTOMAC ELECTRIC POWER COMPANY, DELMARVA POWER & LIGHT COMPANY AND ATLANTIC CITY ELECTRIC COMPANY.  INFORMATION CONTAINED HEREIN RELATING TO ANY INDIVIDUAL REGISTRANT IS FILED BY SUCH REGISTRANT ON ITS OWN BEHALF.  NO REGISTRANT MAKES ANY REPRESENTATION AS TO INFORMATION RELATING TO ANY OTHER REGISTRANT.

Item 1.01.	Entry into a Material Definitive Agreement.

On May 20, 2014, Pepco Holdings, Inc. (Pepco Holdings), Potomac Electric Power Company (Pepco), Delmarva Power & Light Company (DPL), and Atlantic City Electric Company (ACE, and together with Pepco Holdings, Pepco and DPL, each a Borrower and collectively the Borrowers), entered into an Amendment and Consent to Second Amended and Restated Credit Agreement (the Consent) among certain Lenders (as defined below), Bank of America, N.A., as syndication agent and as an issuer of letters of credit, and Wells Fargo Bank, National Association, as agent on behalf of the various financial institutions (the Lenders) from time to time party to that certain Second Amended and Restated Credit Agreement dated as of August 1, 2011, and as amended on August 2, 2012 and extended on June 6, 2013 (the Credit Agreement), as the swingline lender and as an issuer of letters of credit.

On April 29, 2014, Pepco Holdings entered into an Agreement and Plan of Merger with Exelon Corporation (Exelon) and Purple Acquisition Corp., an indirect, wholly-owned subsidiary of Exelon (Merger Sub) whereby Merger Sub will merge with and into Pepco Holdings, with Pepco Holdings surviving the Merger as an indirect, wholly-owned subsidiary of Exelon (the Merger).  As the consummation of the Merger would constitute a breach of certain non-financial covenants of the Credit Agreement, Pepco Holdings was required to obtain the consent of certain of the Lenders under the Credit Agreement in order to consummate the Merger.  Pursuant to the Consent, certain of the Lenders consented to the consummation of the Merger and the subsequent conversion of Pepco Holdings from a Delaware corporation to a Delaware limited liability company, provided that the Merger and subsequent conversion are consummated on or before October 29, 2015.  In addition, the Consent amends the definition of “Change in Control” in the Credit Agreement to mean, following consummation of the Merger, an event or series of events by which Exelon no longer owns, directly or indirectly, 100% of the outstanding shares of voting stock of Pepco Holdings.

In the ordinary course of business, the Lenders and their respective affiliates have from time to time performed and may in the future perform various financial advisory, commercial banking, investment banking and treasury services for the Borrowers, for which they received, or will continue to receive, customary fees or compensation. In addition, affiliates of certain of the Lenders are paying agents under the Borrowers’ respective commercial paper programs.

The foregoing summary of the Consent does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Consent attached as Exhibit 10.1 and incorporated herein by reference.

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Cautionary Statements Regarding Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed Merger, integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Pepco Holdings and its utility subsidiaries. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) Pepco Holdings may be unable to obtain shareholder approval required for the Merger; (2) Pepco Holdings or Exelon may be unable to obtain regulatory approvals required for the Merger, or required regulatory approvals may delay the Merger or cause the companies to abandon the Merger; (3) conditions to the closing of the Merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Pepco Holdings could interfere with the Merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the Merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of Pepco Holdings and its utility subsidiaries may suffer as a result of uncertainty surrounding the Merger; (10) Pepco Holdings and its utility subsidiaries may not realize the values expected to be obtained for properties expected or required to be sold; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect Pepco Holdings and its utility subsidiaries; and (12) Pepco Holdings and its utility subsidiaries may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in Pepco Holdings’ filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including Pepco Holdings’ 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data, and Pepco Holdings’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 in (x) PART I, ITEM 1. Financial Statements, (y) PART I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (z) PART II, ITEM 1A. Risk Factors. These risks as well as other risks associated with the proposed Merger will be more fully discussed in the proxy statement that Pepco Holdings intends to file with the SEC and mail to its stockholders in connection with the proposed Merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Pepco Holdings does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for Pepco Holdings to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on Pepco Holdings’ or its utility subsidiaries’ businesses (either individually or collectively) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval. Pepco Holdings intends to file with the SEC and mail to its stockholders a proxy statement in connection with the proposed Merger. PEPCO HOLDINGS URGES INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Exelon, Pepco Holdings and the proposed Merger. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of Pepco Holdings’ proxy statement (when it becomes available) may be obtained free of charge from Pepco Holdings, Inc., Corporate Secretary, 701 Ninth Street, N.W., Room 1300, Washington, D.C. 20068. Investors and security holders may also read and copy any reports, statements and other information filed by Pepco Holdings with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

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Participants in the Merger Solicitation

Exelon, Pepco Holdings, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information regarding Exelon’s directors and executive officers is available in its proxy statement filed with the SEC on April 2, 2014 in connection with its 2014 annual meeting of stockholders, and information regarding Pepco Holdings’ directors and executive officers is available in its proxy statement filed with the SEC on March 25, 2014 in connection with its 2014 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1
Amendment and Consent to Second Amended and Restated Credit Agreement, dated as of May 20, 2014, by and among Pepco Holdings, Inc., Potomac Electric Power Company, Delmarva Power & Light Company, Atlantic City Electric Company, the various financial institutions from time to time party thereto, Bank of America, N.A. and Wells Fargo Bank, National Association.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC. POTOMAC ELECTRIC POWER COMPANY DELMARVA POWER & LIGHT COMPANY
(Registrants)

Date:	May 20, 2014	/s/ FRED BOYLE
Name: Frederick J. Boyle Title: Senior Vice President and Chief Financial Officer

ATLANTIC CITY ELECTRIC COMPANY
(Registrant)

Date:	May 20, 2014	/s/ FRED BOYLE
Name: Frederick J. Boyle Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1
Amendment and Consent to Second Amended and Restated Credit Agreement, dated as of May 20, 2014, by and among Pepco Holdings, Inc., Potomac Electric Power Company, Delmarva Power & Light Company, Atlantic City Electric Company, the various financial institutions from time to time party thereto, Bank of America, N.A. and Wells Fargo Bank, National Association.

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